CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the First Amended Quarterly Report of Southern States Power Company, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harrison A. McCoy, III, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 3,  2003

                                   /s/ Harrison A. McCoy, III
                                   -----------------------------------------
                                   Harrison  A.  McCoy,  III
                                   Chief  Executive  Officer  and  Treasurer



A signed original of this written statement required by Section 906 has been provided to Southern States Power Company and will be retained by Southern States Power Company and furnished to the Securities and Exchange Commission or its staff upon request.